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                                                                   EXHIBIT 99.17

                                                                  EXECUTION COPY

                                                                       EXHIBIT D

                                LICENSE AGREEMENT

      This License Agreement (the "AGREEMENT") is entered into effective this 21st day of January, 2005 (the "EFFECTIVE DATE") by and between NACT Acquisition, Inc., a Delaware corporation ("NACT"), and Verso Technologies, Inc., a Minnesota corporation ("VERSO").

      WHEREAS, Verso and NACT are parties to an Asset Purchase Agreement dated as of even date hereof (the "ASSET PURCHASE AGREEMENT"); and

      WHEREAS, pursuant to the Asset Purchase Agreement, NACT agreed to purchase substantially all of the assets of NACT Telecommunications, Inc., a wholly owned subsidiary of Verso; and

      WHEREAS, the NTS software product created by NACT Telecommunications, Inc. is included among the assets transferred to NACT under the Asset Purchase Agreement; and

      WHEREAS, NACT agreed in the Asset Purchase Agreement to grant to Verso a license to the source code of the NTS product and certain other rights in partial consideration for the transfer of assets to NACT; and

      WHEREAS, Verso and Jacksonville Technology Associates, Inc. ("JTA") are in negotiations for the purchase of substantially all of the assets of JTA by Verso (the "JTA TRANSACTION").

      NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, Verso and NACT agree as follows:

1.    Definitions.

      In addition to the other terms defined herein, the following definitions shall apply to this Agreement:

      "Affiliate" means any entity in which a party owns or controls 50% or more of the voting securities or interest and any entity which controls 50% or more of the voting securities or interest of a party.

      "Documentation" means all notes, drawings, commentary, flow charts, user documentation, and other documentation pertaining to the Licensed Software that is reasonably required for Verso to integrate the Licensed Software into Verso Products and to support and maintain the Licensed Software.

      "Intellectual Property Rights" means all (i) rights associated with works of authorship, including, without limitation, exclusive exploitation rights, copyrights and moral rights; (ii) trademark, trade dress, and trade name rights;
(iii) trade secret rights; (iv) designs, algorithms, and all other industrial property rights; (v) patents, patent applications, extensions, combinations,

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divisions, or reissues of the foregoing; and (vi) other intellectual property and proprietary rights of every kind.

      "Licensed Software" means the NTS software version 2.5, in source code form, including, without limitation, all software which makes up the build environment required to compile and package the entire NTS product line and any modifications, upgrades, updates and enhancements thereto in existence as of the Effective Date or provided to Verso pursuant to Section 8(b) of this Agreement.

      "Verso Products" means the products manufactured, offered, sold, licensed or distributed by Verso and its Affiliates as of the Effective Date (which shall include for this purpose (i) the products of JTA in existence as of the Effective Date, provided that Verso and JTA consummate the JTA Transaction and
(ii) the Deliverables delivered to JTA in accordance with the Cable & Wireless Project (as defined below)), and any future releases, upgrades, new versions or enhanced versions of such products.

2.    License.

      NACT hereby grants to Verso and its Affiliates, effective as of the Effective Date, a perpetual, irrevocable (except as expressly provided in Section 13), non-exclusive, non-transferable (except as expressly provided in
Section 14(a)), world-wide, fully paid up, royalty free right and license (the "LICENSE") to:

      (a) use, merge, translate, reproduce, install, perform, display, modify, alter, and adapt the Licensed Software and the Documentation, and to create derivative works from the Licensed Software and the Documentation, solely for purposes of integrating the Licensed Software into Verso Products and maintaining such Licensed Software;

      (b) compile the Licensed Software and any modifications or derivates thereof into executable or machine readable versions, solely for purposes of integrating the Licensed Software into Verso Products and maintaining such Licensed Software;

      (c) directly or through resellers or distributors, distribute, license, and sublicense the Licensed Software and any modifications or derivatives thereof created by Verso to end users and other customers in executable or machine readable form only as a component and solely as a component of Verso Products;

      (d) create documentation for end users and other customers using all or parts of the Documentation and to distribute such documentation to resellers, distributors and end users and other customers of Verso Products; and

      (e) escrow the source code of versions of the Licensed Software (excluding any third-party software contained therein) distributed in executable form under subparagraph (c) above in escrow accounts for the benefit of third parties; provided, that (i) such escrow is subject to an agreement substantially in the form of the Master Preferred Source Code Escrow Agreement attached as Attachment A and (ii) the Addendum to the Master Preferred Source Code Escrow Agreement attached as Attachment B is executed by the Escrow Agent, Preferred Beneficiary and Verso prior to the deposit of such source code with the Escrow Agent.

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3.    Delivery.

      NACT hereby acknowledges the receipt of a CD purporting to contain the Licensed Software and Documentation. To the extent such CD does not contain the Licensed Software and Documentation, NACT shall promptly remedy such defect.

4.    Limitations; Covenants.

      (a) Except as provided in Section 1(e) and Section 14(a), Verso shall not disclose, distribute or otherwise make available the Licensed Software in source code form to any third party other than to employees and contractors of Verso and its Affiliates who (i) have signed a written confidentiality agreement (containing provisions no less restrictive than the provisions set forth in Section 11 hereof) and (ii) need to have access to such information for purposes of exercising the rights granted to Verso under this Agreement on behalf of Verso.

      (b) In connection with distributing, licensing or sublicensing the Licensed Software pursuant to Section 2(c) hereof, Verso shall enter into a written agreement (or cause its distributors or resellers to enter into a written agreement) with each end user or other customer containing terms no less protective of the Licensed Software than the terms contained in Verso's form of End User License Agreement set forth in Attachment C.

      (c) Verso shall promptly deliver to NACT an executed copy of any Addendum to the Master Preferred Source Code Escrow Agreement executed pursuant to the terms of Section 2(e) or otherwise. NACT agrees that the information contained in such documents shall be deemed to be the Confidential Information of Verso as provided in Section 11 of this Agreement; provided, however, that NACT may disclose any Addendum to the Master Source Code Escrow Agreement to the extent necessary to enforce its rights thereunder or otherwise to effectuate the purposes of such document.

5.    Third Party Software.

      To the knowledge of NACT, Verso will not need to license any third-party software to exercise or enjoy any of its rights under this Agreement to develop the Licensed Software except for the following third-party development tools:
(a) Informix Dynamic Server database licensed by IBM, (b) Rave 4.0 and 5.0 licensed by Nevrona Designs, (c) Infopower 2000 and 3000 Pro licensed by Woll2Woll Software, (d) CodeSite 2 licensed by Raize Software, (e) Raize Components 2.52 licensed by Raize Software, and (f) Delphi 6 Enterprise licensed by Borland. Verso will be responsible, at its own cost, for obtaining its own licenses of these development tools. In addition, Verso will need to obtain run time licenses of Informix Dynamic Server database and Rave prior to distributing, licensing, and/or sublicensing products containing the Licensed Software to third parties.

6.    Ownership.

      (a) The Licensed Software and the Documentation and the Intellectual Property Rights contained therein are owned by NACT. Verso shall have no right, title or interest therein except as expressly set forth in this Agreement, and NACT reserves all right in the Licensed Software and Documentation not expressly granted herein.

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      (b) All modifications, alterations, and derivations of the Licensed
Software and Documentation created by or on behalf of Verso and at Verso's expense in accordance with the terms of this Agreement shall be the proprietary information of Verso, and NACT shall have no right, title or interest therein. Verso and its licensors shall own all Intellectual Property Rights in and to such modifications, alterations and derivations subject only to NACT's rights in the Licensed Software and Documentation. For the avoidance of doubt, NACT shall retain all right, title and interest in and to corrected versions of the Licensed Software provided to Verso in accordance with Section 8(b).

7.    Bankruptcy.

      In the event of the dissolution, bankruptcy or insolvency of NACT, NACT acknowledges that, if NACT rejects this Agreement in any bankruptcy proceeding, Verso may elect to retain its rights under this Agreement as provided in Section 365(n) of the United States Bankruptcy Code.

8.    Warranties.

      NACT hereby warrants and represents to Verso as follows:

      (a) NACT has the right to grant the License to Verso, and, subject to
Section 5, Verso's exercise of its rights under this Agreement shall not violate the rights of any third party granted by NACT or violate the obligations of NACT under any agreement with a third party. As of the Effective Date, there is no actual or, to the knowledge of NACT, threatened suit or claims by any third party based on any of the foregoing.

      (b) For a period of one (1) year from the Effective Date (the "WARRANTY PERIOD"), (i) the version of the Licensed Software delivered to Verso by NACT (as may, from time to time, be modified by updates, upgrades, modifications or enhancements distributed by NACT to Verso in accordance with this Section 8(b)) shall be free from defects and shall operate in accordance with the specifications for the Licensed Software and the relevant portions of the Documentation in all material respects; and (ii) the Documentation shall reflect the operation of the Licensed Software, in each case in all material respects. NACT shall promptly correct any errors, defects or malfunctions in the Licensed Software and Documentation reported by Verso during the Warranty Period and shall promptly provide Verso with the corrected versions of the Licensed Software and the Documentation free of charge. NACT agrees to respond to Verso's requests for corrections to errors with a time estimate for the correction of such errors as follows: those classified as high priority within 48 hours, those classified as medium priority within 5 (five) business days, and those classified as low priority within fifteen (15) business days, in each case following written notice by Verso to NACT of such errors and the applicable priority level. After expiration of the Warranty Period, NACT shall provide Verso with the ability to obtain support and maintenance on terms and conditions mutually agreeable to the parties.

      (c) THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE LICENSED SOFTWARE AND THE DOCUMENTATION, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF

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MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT.

9.    Additional Support.

      (a) During the Warranty Period, NACT shall provide to Verso, without additional charge, reasonably necessary telephone or email consultation requested by Verso in connection with its use and operation of the Licensed Software or any problems therewith. Telephone consultation shall be requested and provided only during NACT's normal business hours. NACT shall provide one
(1) standard two (2)-week training course on the Licensed Software to up to five
(5) Verso personnel without charge to Verso. The training course shall be provided at NACT's Provo, Utah facility at a time mutually agreeable to the parties. Verso shall be responsible for all travel, lodging and other living costs for its personnel attending the training course.

      (b) The effectiveness of subsections (i) and (ii) immediately below shall be contingent on the consummation of the JTA Transaction or Verso entering into a subcontract agreement with JTA to perform services for JTA for the Cable & Wireless Project (as defined below).

            (i) NACT agrees to provide the deliverables listed in Attachment D hereto (the "DELIVERABLES") to Verso free of charge in connection with the Cable & Wireless Panama S.A. ("CABLE & WIRELESS") project being performed by Verso in Panama (the "CABLE AND WIRELESS PROJECT"). Verso hereby acknowledges the receipt of the Phase 1 Deliverables. The Phase 3 Deliverables shall be delivered by NACT no later than thirty (30) business days after specifications and definitions for such Deliverables have been provided by Verso to NACT. The parties acknowledge that the definition of the Phase 3 Deliverables has not been fully defined. The Deliverables shall be subject to approval and acceptance by Cable & Wireless. NACT agrees to make all corrections and changes in the Deliverables required to obtain such acceptance and approval without charge; provided, that NACT shall be obligated to contribute no more than 160 hours of development for and testing of the Phase 3 Deliverables without charge. Once this level is exceeded, Verso will pay NACT the rate of $100/hour for development for and $80/hour for testing of the Phase 3 Deliverables. If the 160-hour level is exceeded, NACT will provide weekly time reports for work performed on the Phase 3 Deliverables stating in reasonable detail the work performed and hours worked for each individual assigned to the Cable & Wireless Project.

            (ii) NACT will provide a warranty on each Deliverable at no charge in accordance with the terms set forth in Section 8(b) for a one (1)-year period commencing on the date of the acceptance of the Deliverable by Cable & Wireless. Thereafter, NACT shall make support available for the Deliverables at an additional charge on reasonable terms (including, without limitation, price) mutually agreed upon by the parties.

      (c) NACT and Verso agree that Verso may only seek damages or any other remedy for breach of this Section 9 if Verso requests to NACT in writing performance (or re-

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performance) by NACT of the applicable service and, within 30 days of the receipt of such notice, NACT has failed to cure such breach.

10.   Indemnity.

      (a) NACT, at its own cost and expense, shall indemnify and hold harmless Verso, its Affiliates or assignees, and their respective directors, officers, employees and agents from and against any claim, demand, cause of action, debt or liability, including, without limitation, costs and reasonable attorneys' fees (collectively, "LOSSES"), to the extent that such Losses result from a third-party claim that the Licensed Software or Documentation, as provided to Verso by NACT, infringes or violates the Intellectual Property Rights of any third party.

      (b) Verso, at its own cost and expense, shall indemnify and hold harmless NACT, its Affiliates or assignees, and their respective directors, officers, employees and agents from and against any Losses to the extent that such Losses result from a third-party claim that any modifications or alterations of the Licensed Software or Documentation created by Verso infringe or violate any Intellectual Property Rights of any third party, or any other third-party claim arising from the exercise by Verso of its rights hereunder, except to the extent
(i) such Losses result from NACT's gross negligence or willful misconduct or
(ii) NACT would otherwise be responsible for such Losses pursuant to Section 10(a).

      (c) The indemnifying party shall be responsible, at its cost and expense, for the defense and all negotiations relative to the settlement of any claim subject to the indemnification provisions of this Section 10; provided, however, that (i) Verso may not settle any claim in a manner that would have an adverse affect on the rights of NACT in the Licensed Software or Documentation without the prior written consent of NACT (to be granted in its sole discretion) and
(ii) nothing in this Section 10(c) shall be deemed to prohibit either party from engaging its own counsel in connection with such claim and participating in its own defense. The indemnified party shall promptly provide the indemnifying party with written notice of any claim which the indemnified party believes falls within the scope of this Section 10 and, at the indemnifying party's cost and expense, shall provide reasonable assistance to the indemnifying party in connection with such claims.

      (d) Limitation on Liability. EXCEPT FOR DAMAGES ARISING FROM CLAIMS OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, CLAIMS OF BREACH OF SECTION 11 ("CONFIDENTIALITY") OR EITHER PARTIES' INDEMNIFICATION OBLIGATIONS UNDER THIS
SECTION 10, NEITHER PARTY, NOR ITS AFFILIATES NOR ITS NOR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES, SUBCONTRACTORS OR LICENSORS, SHALL BE LIABLE TO THE OTHER PARTY, OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES, SUBCONTRACTORS OR LICENSORS, FOR INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING DAMAGES FOR LOSS OF PROFITS, LOSS OF USE OR REVENUE, LOSS OF SAVINGS, OR LOSSES BY REASON OF COST OF CAPITAL, CONNECTED WITH OR ARISING OR RESULTING FROM ANY PERFORMANCE OR LACK OF PERFORMANCE UNDER THIS AGREEMENT, EVEN IF SUCH DAMAGES WERE FORESEEABLE OR A PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OF

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WHETHER A CLAIM FOR SUCH DAMAGES IS BASED ON CONTRACT, WARRANTY, TORT
(INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY), VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR OTHER LAW OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE.

11.   Confidentiality.

      (a) During the term of this Agreement, one party (the "DISCLOSING PARTY") may disclose proprietary and/or confidential information ("CONFIDENTIAL INFORMATION") to the other party (the "RECEIVING PARTY"). Information shall be treated as Confidential Information under this Agreement if the information is identified or labeled as confidential or proprietary by the Disclosing Party at the time of disclosure. Notwithstanding the above, the parties agree that the Licensed Software and the Documentation shall be deemed to be the Confidential Information of NACT and may be disclosed by Verso only as expressly provided in this Agreement. Except as expressly provided in this Agreement, the Receiving Party shall maintain the confidentiality of and shall not disclose the Confidential Information of the Disclosing Party to any third party. The Receiving Party shall require its employees, agents and consultants to comply with this Section. The Receiving Party shall use (and require that employees, agents and contractors agree in writing to use) at least the same standard of care as the Receiving Party uses to protect its own Confidential Information of a similar nature from unauthorized use or disclosure, but in no event less than reasonable care in the industry. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of Confidential Information.

      (b) The obligations contained in this Section shall not apply if the information: (i) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party (provided that this exclusion shall not apply to the Licensed Software and Documentation); (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through an act or omission of the Receiving Party in breach of this Agreement; or (iv) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the Disclosing Party not to disclose such information to others.

12.   Proprietary Notices.

      Verso agrees that any copies of the Licensed Software or Documentation (or documentation containing parts of the Documentation) which it makes pursuant to this Agreement shall bear all copyright, trademark and other proprietary notices included therein by NACT or otherwise reasonably requested by NACT. Notwithstanding the preceding sentence, Verso may add its own copyright or other proprietary notice to any modification, alteration or derivative of the Licensed Program or Documentation; provided, however, that such additional notice does not cover or obliterate any proprietary notice included or requested by NACT.

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13.   Termination.

      (a) Upon any material breach or default under this Agreement by either party, this Agreement may be terminated by the non-breaching party upon thirty
(30) days' written notice to the breaching party. Such notice shall become effective at the end of such thirty (30) day period, unless such breach or default is cured during such thirty (30) day period.

      (b) In the event that this Agreement terminates, Verso shall immediately cease all use of the Licensed Software and Documentation and return all tangible embodiments thereof to NACT.

14.   General Provisions.

      (a) Neither Verso nor NACT may assign this Agreement without the other party's prior written consent, except Verso or NACT may assign this Agreement without the other party's consent to any Affiliate, or as part of the sale of all or any part of its business that includes the Licensed Software, or pursuant to any merger, consolidation, acquisition or reorganization. An assignee of either party, if authorized hereunder, shall be deemed to have all of the rights and obligations of the assigning party set forth in this Agreement. It is understood that no assignment shall release the assigning party from any of its obligations hereunder.

      (b) Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between the parties. Verso and NACT shall have no power to control the activities and operations of the other and their relationship shall be as independent contractor with respect to each other.

      (c) All notices required or permitted to be given by one party to the other under this Agreement will be sufficient if in writing and sent by certified mail, return receipt requested, to the parties at the following addresses or to such other address as the party to receive the notice has designated by notice to the other party pursuant to this paragraph:

      if to NACT:

            NACT Acquisition, Inc.
            191 West 5200 North
            Provo, Utah  84604
            Attention:  Brett Parkinson

      if to Verso:

            Verso Technologies, Inc.
            400 Galleria Parkway, Suite 300
            Atlanta, Georgia  30339
            Attention:  CFO

      (d) This Agreement shall be governed by and construed under the laws of the State of Utah.

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      (e) If any provision of this Agreement is held invalid or otherwise unenforceable, the enforceability of the remaining provisions of this Agreement will not be impaired thereby.

      (f) The failure by any party to exercise any right or remedy provided for herein will not be deemed a waiver of any right or remedy hereunder.

      (g) This Agreement sets forth the entire understanding of the parties as to the subject matter hereof and may not be modified except in a writing executed by both parties.

      (h) Except as expressly provided herein, the rights and remedies of the parties set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it in law or in equity. Each party agrees that certain breaches of this Agreement may result in irreparable harm to the other party, the extent of which would be difficult and impracticable to assess, and that money damages would not be an adequate remedy for such breach. Accordingly, each party shall be entitled to seek immediate equitable and other provisional relief, including, without limitation, specific performance, a temporary restraining order, and preliminary and permanent injunction, as a remedy for such breach in addition and without prejudice to any other remedies available at law or in equity.

      (i) The following provisions shall survive any termination or expiration of this Agreement: Sections 4(a), 5, 6, 7, 8(c), 9(c), 10, 11, 12, 13(c), and
14.

      (j) Any delay in or failure of performance by either party under this Agreement shall not be considered a breach of this Agreement if and to the extent such delay or failure is caused by an occurrence or occurrences beyond the reasonable control of the party affected, including, without limitation, acts of God; acts, regulations or laws of any government; strikes or other concerted acts of workers; fires; floods; explosions; riots; terrorism, illness; death; incapacity; disability; wars; rebellion and sabotage; and any time for performance hereunder shall be extended by the actual time of delay caused by such occurrence.

      (k) This Agreement and any amendment may be signed in counterparts, each of which will constitute an original and all of which together shall constitute one and the same instrument. Any signature may be delivered by facsimile, which shall have the effect of an original signature.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above.

                                        VERSO TECHNOLOGIES, INC.

                                        By: /s/ Juliet M. Reising
                                            --------------------------------
                                            Name:  Juliet M. Reising
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                        NACT ACQUISITION, INC.

                                        By: /s/ Christian P. Michalik
                                            --------------------------------
                                            Name:  Christian P. Michalik
                                            Title: Vice President

                                  ATTACHMENT A

                                  SEE ATTACHED.

                                  ATTACHMENT B

                                    ADDENDUM
                                       TO
                  MASTER PREFERRED SOURCE CODE ESCROW AGREEMENT

      This ADDENDUM to the Master Preferred Source Code Escrow Agreement (this "Addendum") is made as of January ___, 2005 among DSI Technology Escrow Services, Inc. ("Escrow Agent"), Verso Technologies, Inc. ("Depositor"), and ________________________ ("Preferred Beneficiary"), who may collectively be referred to in this Addendum as the Parties.

            WHEREAS, Escrow Agent, Depositor (as successor in interest to all of the assets of Clarent Corporation) and Preferred Beneficiary are parties to a Master Source Code Escrow Agreement, Master Number 0312027 (together with all acceptance forms, schedules, addendums, riders, terms and conditions and amendments thereto, the "Escrow Agreement"), pursuant to which Depositor and Preferred Beneficiary agree to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor or otherwise in Depositor's possession (the "Deposit Materials");

            WHEREAS, the Deposit Materials include certain proprietary technology and other materials of NACT (the "NACT Materials"); and

            WHEREAS, the Parties wish to grant NACT sufficient rights, independent of Verso, to protect the NACT Materials against unauthorized disclosure to or use by Escrow Agent or Preferred Beneficiary.

      NOW THEREFORE, the Parties hereby agree to modify and supplement the terms of the Escrow Agreement as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Escrow Agreement.

2. Third Party Beneficiary. The Parties agree that NACT shall be an express third party beneficiary of the Escrow Agreement with rights to enforce the provisions of the Escrow Agreement (including, without limitation, Section 2.1, Section 3.3, Article 4 and Section 5.5) with respect to the NACT Materials against Preferred Beneficiary and Escrow Agent as if it were the Depositor thereunder.

3. NACT Materials. Depositor shall, in connection with providing any Deposit Materials to Escrow Agent under the Escrow Agreement, designate for Escrow Agent that portion of the Deposit Materials constituting NACT Materials and Escrow Agent agrees to hold such NACT Materials in a separate escrow account.

4. Notices. Escrow Agent and Preferred Beneficiary shall provide to NACT all notices (or copies of notices) required to be given to Depositor under the Escrow Agreement in the same manner and within the same time period for giving such notice (or copy of such notice) specified in the Escrow Agreement.

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

5. Audit Rights. During the term of the Escrow Agreement, NACT shall have the right to inspect the written records of Escrow Agent pertaining to the NACT Materials. Any inspection shall be held during normal business hours and following reasonable prior notice.

6. Replacement of Escrow Agent. In the event that a new escrow agent is designated by Depositor and/or Preferred Beneficiary in accordance with
      Section 5.3 of the Escrow Agreement or otherwise, such new escrow agent shall agree to the terms and conditions of this Addendum and (along with Preferred Beneficiary) terms and conditions substantially similar to the terms and conditions of the Escrow Agreement prior to the deposit of any NACT Materials with such escrow agent.

7. Precedence. Except as expressly set forth herein, all provisions of the Escrow Agreement shall remain in full force and effect. In the event of a conflict between the terms of the Escrow Agreement and this Addendum, the terms of this Addendum shall control.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date by their duly authorized representatives.

VERSO TECHNOLOGIES, INC.           DSI TECHNOLOGY ESCROW SERVICES, INC.

By:                                By:

Title:                             Title:

Date:                              Date:

PREFERRED BENEFICIARY

By:

Title:

Date:

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                                  ATTACHMENT C

                    VERSO END USER SOFTWARE LICENSE AGREEMENT

This Verso End User Software License Agreement ("Agreement") governs the provision of software and related documentation ("Software" or "Product") from Verso Technologies, Inc., a Minnesota corporation ("Verso" or "Seller") to you ("Buyer" or "you") unless you have previously entered into an agreement that by its provisions supersedes this Agreement. BY USING THE SOFTWARE OR PRODUCT, BUYER IS EXPRESSLY ACCEPTING ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT. IF BUYER DOES NOT AGREE TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER IS NOT ENTITLED TO USE THE SOFTWARE OR PRODUCT. BUYER MAY RETURN THE SOFTWARE OR PRODUCT TO THE SOURCE FROM WHICH IT WAS PURCHASED FOR A REFUND IF THE TERMS AND CONDITIONS OF PURCHASE SO PROVIDE.

1. SOFTWARE LICENSE. The Software is licensed, not sold, to Buyer, and is provided in object code form only. Subject to the terms of this Agreement ("Terms"), Verso grants to Buyer a personal, non-transferable, non-exclusive license to use the object code of the Software solely for Buyer's own internal business purposes (or the provision of telecommunication services to Buyer's direct customers) in accordance with the documentation, in the country in which Buyer acquired the Software, and only on the computer on which the Software is first installed (or a similar replacement unit) (the "License"). UNLESS OTHERWISE PROVIDED, EACH COPY OF THE SOFTWARE MAY BE USED ON A SINGLE COMPUTER ONLY. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE LICENSE IS LIMITED TO BUYER AND IS NON-TRANSFERABLE. ANY ATTEMPTED TRANSFER OF THE SOFTWARE IN VIOLATION OF THIS RESTRICTION WILL BE VOID.

Buyer shall not (nor shall Buyer permit any third party to): (i) use the Software to manage, use or control telephony resources in excess of those for which Buyer have validly acquired the right to do so (e.g. the maximum number of "ports", "spans" or other measures for which a valid and accepted sales order has been placed with Verso or its authorized resellers); (ii) decompile, disassemble, reverse engineer, or otherwise attempt to derive the source code of the Software; (iii) embed the Software, in whole or in part, within another product; (iv) modify, adapt, translate, copy, create derivative works of the Software; (v) distribute, sell or resell, assign, pledge, sublicense, lease, loan, rent, timeshare, use in a service bureau, assign, deliver or otherwise transfer the Software; and (vi) remove from the Software or alter any of the trademarks, trade names, logos, patent or copyright notices or markings, or add any other notices or markings to the Software. Buyer may copy the Software solely for archival and back-up purposes or to replace a worn or defective copy.

All copies of the Software and Product documentation including, without limitation, translations, compilations, or partial copies, are the proprietary property and confidential information of Verso and may not be used or disclosed except as permitted by these Terms. Buyer shall not disclose, provide or otherwise make available the Software or Product documentation or any part or copies thereof to any person other than employees of the Buyer who have a legitimate need to know. Buyer shall take all appropriate actions necessary to extend Buyer's confidentiality obligations under these Terms to any person permitted access to the Software or Product documentation.

All right, title and interest to, and all applicable rights in patents, copyrights, trademarks, trade names and trade secrets and other proprietary rights relating to or in the Software or any of its parts shall remain solely vested in Verso or its suppliers. The License is strictly limited to its express terms and Verso reserves any rights in the Software not explicitly granted to Buyer. Any use of the Software outside the scope of the License will be deemed to be a material breach of these Terms.

Verso may terminate the License if (i) Buyer breaches any of the provisions of these Terms and fails to cure such breach within fifteen (15) days after receipt of written notice thereof from Verso or (ii) if payment to Verso for Product is more than thirty (30) days past due. Buyer agrees that upon expiration of the License, it will immediately return or destroy all copies of the Software of portions thereof and, if requested by Verso, will certify in writing to Verso the destruction or return of the Software and all copies thereof. Buyer acknowledges that Products may contain features that would prevent the use of the Products without a valid license. Buyer agrees that Verso may update, upgrade or revise its software products at any time and in doing so incurs no obligation to furnish the same to Buyer under these Terms. Additional restrictions may apply if a new or updated version of the Software is provided to Buyer.

2. LIMITED SOFTWARE WARRANTY. If Buyer has purchased the software directly from Verso, then Verso warrants to Buyer that for a period of ninety (90) days (the "Software Warranty Period") beginning upon the date of shipment, the Software will substantially conform to its associated documentation when used in a computing environment (including on computer hardware and with operating systems) specified as "compatible" in the documentation. Verso's sole and exclusive obligation, and Buyer's sole and exclusive remedy, for breach of the foregoing warranty shall be, at Verso's option, to (a) correct any reproducible error in the Software; (b) replace the Software with a substantially equivalent substitute that conforms to the warranty set forth above; or (c) refund to Buyer the fees actually paid by Buyer to Verso for the non-conforming Software.

THE EXPRESS WARRANTIES IN THIS SECTION 2 ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE PRODUCTS INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS, QUIET ENJOYMENT, AND ACCURACY. NEITHER VERSO NOR ITS SUPPLIER REPRESENT OR WARRANT THAT THE OPERATION OF THE PRODUCTS (INCLUDING THE SOFTWARE) WILL BE UNINTERRUPTED OR ERROR-FREE. BUYER ACKNOWLEDGES THAT IT HAS RELIED ON NO WARRANTIES OTHER THAN THE EXPRESS WARRANTIES IN THIS SECTION 2 AND THAT NO WARRANTIES ARE MADE BY VERSO OR ANY OF ITS SUPPLIERS.

Some jurisdictions do not allow the disclaimer of implied warranties, so the above disclaimer of implied warranties may not apply to Buyer, in which case the duration of the implied warranties is sixty (60) days from when the Product is received by Buyer.

3. LIMITATION OF LIABILITY. IN NO EVENT WILL VERSO OR ITS SUPPLIERS BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) ARISING UNDER THESE TERMS, ANY ORDER OR IN CONNECTION WITH THE PRODUCT REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH DAMAGES (WHETHER IN CONTRACT, TORT, OR OTHERWISE), EVEN IF VERSO OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF SUCH DAMAGES ARE FORESEEABLE. VERSO'S TOTAL AGGREGATE LIABILITY IN CONNECTION WITH THESE TERMS, ANY ORDER AND THE PRODUCTS REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL NOT EXCEED THE ORIGINAL COST TO BUYER OF THE SPECIFIC PRODUCT, PRO-RATED ON A MONTHLY BASIS OVER THE SIXTY (60) MONTH PERIOD BEGINNING ON ITS INSTALLATION DATE. THE BUYER AGREES THAT SECTIONS 2 AND 3 SHALL BE ENFORCEABLE TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND ARE FUNDAMENTAL PARTS OF THE BASIS OF VERSO'S BARGAIN HEREUNDER, AND VERSO WOULD NOT BE ABLE TO PROVIDE THE PRODUCT TO BUYER ABSENT SUCH LIMITATIONS. "DAMAGES" AS USED IN THESE TERMS MEANS CLAIMS, LIABILITIES, DAMAGES, LOSSES AND EXPENSES OF ANY KIND.

NEITHER VERSO NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY THIRD PARTY CLAIMS RELATING TO THE PRODUCTS AND BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD VERSO AND ITS SUPPLIERS HARMLESS AGAINST ANY SUCH CLAIMS OR DAMAGES RELATED THERETO.

4. INTELLECTUAL PROPERTY INFRINGEMENT. Verso will defend any action brought by a third party against Buyer to the extent that the action is based upon a claim that Product in its original manufactured form when used strictly in accordance with Verso documentation infringes any U.S. patent, copyright or trademark or misappropriates any trade secret, and will pay those costs and damages finally awarded in any such action that are specifically attributable to such claim, provided that Verso is notified promptly in writing of the action, and at Verso's request and at its expense, is given control of such action and Buyer provides all requested information and assistance to settle or defend the same. Verso may also, at its option, (a) obtain for Buyer the right to continue to use the Product; (b) modify or replace the Product with non-infringing Product; or
(c) require Buyer to return the Product and upon its return refund the value of the Product as amortized over a presumed sixty (60) month depreciation period. Verso shall have no obligation to defend or indemnify Buyer for any claims arising out of (i) combinations of the Product with other products not of Verso's original manufacture or (ii) any use of the Product not in strict accordance with the Verso documentation or these Terms. THE FOREGOING STATES THE SOLE AND EXCLUSIVE LIABILITY OF VERSO AND BUYER'S SOLE AND EXCLUSIVE REMEDY FOR CLAIMS AND ACTIONS RELATING TO OR ARISING OUT OF THE INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS AND IS IN LIEU OF ANY WARRANTY AGAINST INFRINGEMENT OF ANY KIND, EXPRESS, IMPLIED, OR STATUTORY.

5. ENTIRE AGREEMENT. These Terms constitutes the entire understanding between the parties relating to the subject matter hereof and supersede all prior or concurrent communications, representations or agreements, either oral or written, with respect to the subject matter hereof. No amendment or modification of any provision of these Terms or waiver thereof shall be binding upon Verso unless made in writing by Verso. ANY OF THE TERMS AND PROVISIONS OF BUYER'S PURCHASE ORDER OR OTHER DOCUMENTS WHICH ARE DIFFERENT FROM, IN ADDITION TO, OR INCONSISTENT WITH CONDITIONS HEREOF OR WHICH CREATE ADDITIONAL OBLIGATIONS ON VERSO ARE REJECTED AND SHALL NOT BE BINDING ON VERSO.

6. MISCELLANEOUS. Buyer may not assign this Agreement or its rights hereunder without obtaining the prior written approval of Verso. Any assignment in violation of the foregoing will be voidable at the election of Verso. If the Software or Product is for use outside the United States, Buyer agrees to comply fully with all relevant regulations of the United States Department of Commerce and with the United States Export Administration Act to insure that the Software and Product is not exported in violation of United States law. Buyer shall defend, indemnify and hold Verso and Verso suppliers harmless from and against any claims arising out of its violation of any export control laws. These Terms shall for all purposes be governed by and interpreted in accordance with the laws of the State of Georgia as those laws are applied to contracts entered into and to be performed entirely in Georgia by Georgia residents. The parties expressly agree that the United Nations Convention on the International Sale of Goods shall not apply to these Terms. The Buyer agrees that it shall commence any suit or proceeding arising out of or relating to this Agreement in a federal court in Atlanta, Georgia or in state court in Fulton County, Georgia, and irrevocably submits to the jurisdiction and venue of such courts. No action, regardless of form, arising out of this Agreement may be brought by Buyer more than two (2) years after the cause of action has arisen. The waiver by either party of a breach of any obligation shall not constitute a waiver of any subsequent breach. All prices are in U.S. dollars unless otherwise indicated or apparent from the context. All subsequent purchases of Product by Buyer shall be subject to these same terms and conditions unless otherwise provided. This Agreement is prepared and executed in the English language only, which language shall be controlling in all respects. If any provision (or portions thereof) of this Agreement is held by a court of competent jurisdiction to be unenforceable for any reason, the remaining provisions (or portions thereof) shall be unaffected and remain in full force and effect and the unenforceable provision shall be given effect as near as possible to its original intent. Signatures on documents may be in counterparts, which together constitute one and the same document. Signatures may be transmitted by facsimile and are deemed delivered when transmitted to the other party.

Version dated: April 23, 2003

                                  ATTACHMENT D

                              PHASE 1 DELIVERABLES

NTS Modifications

      -     Call detail report

      -     Account revenue report

      -     Global revenue report

      -     International revenue report

      -     Regional revenue report

      -     Public telephone revenue report

      -     Public versus other revenue report

      -     CDR export to NTS

            This task is necessary to off-load the CDRs to the NTS for detailed reporting. This task is also beneficial as it will be required to integrate the JTA and NACT products.

      -     Fraud control report

                              PHASE 3 DELIVERABLES

-     Generate queries

      Cable & Wireless to provide a definition of queries that will be run against the CDR database that will check user activity against history looking for various types of potential fraud activity.

      As of the Effective Date, NACT does not have the definition of these queries

-     Generate alerts

      When offending accounts are found using the process outlined in the prior requirement, Cable & Wireless wants to send out alerts via email and/or lock the account. The definition of the action to take will be defined by Cable & Wireless.

      As of the Effective Date, NACT does not have the definition of the action to take.

                                       17